Pacer Trendpilot Fund of Funds ETF
Schedule of Investments
January 31, 2025 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Pacer Trendpilot 100 ETF (a)	147,613	$11,109,354
Pacer Trendpilot International ETF (a)(b)	403,277	11,723,262
Pacer Trendpilot US Bond ETF (a)	558,460	11,275,308
Pacer Trendpilot US Large Cap ETF (a)(b)	203,655	11,178,623
Pacer Trendpilot US Mid Cap ETF (a)(b)	298,184	11,432,375
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $50,981,778)		56,718,922

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.7%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC - 4.49% (c)	2,641,950	2,641,950
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,641,950)		2,641,950

TOTAL INVESTMENTS - 104.6% (Cost $53,623,728)		59,360,872
Liabilities in Excess of Other Assets - (4.6)%		(2,579,339)
TOTAL NET ASSETS - 100.0%		$56,781,533
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $2,566,319 which represented 4.5% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

	Share Activity				Period Ended January 31, 2025
Security Name	Balance as of May 1, 2024	Purchases	Sales	Balance January 31, 2025	Value	Dividend Income	Gain/(Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
Pacer Trendpilot 100 ETF	150,803	18,242	(21,432)	147,613	$ 1,109,354	$ 217,263	$ 306,957	$ 845,946
Pacer Trendpilot International ETF	356,544	76,360	(29,627)	403,277	11,723,262	266,978	127,722	249,668
Pacer Trendpilot US Bond ETF	508,593	85,074	(35,207)	558,460	11,275,308	464,415	(30,781)	140,998
Pacer Trendpilot US Large Cap ETF	218,565	19,823	(34,733)	203,655	11,178,623	75,182	303,752	1,540,823
Pacer Trendpilot US Mid Cap ETF	292,679	38,224	(32,719)	298,184	11,432,375	95,483	83,548	1,189,849

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Pacer Trendpilot Fund of Funds ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$56,718,922	$–	$–	$56,718,922
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	2,641,950
Total Investments	$56,718,922	$–	$–	$59,360,872

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $2,641,950 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.